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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): December 31, 2001

SYNAVANT INC. (Exact name of Registrant as specified in its charter)
Delaware	0-30822	22-2940965
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)
3445 Peachtree Road Suite 1400 Atlanta, Georgia 30326 (Address of principal executive offices, including zip code)
(404) 841-4000 (Registrant's telephone number, including area code)
None. (Former name or Former Address if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

    On January 7, 2002, SYNAVANT Inc. (the "Company") announced that it has entered into a new worldwide strategic consulting partner alliance, covering the life sciences market, with Siebel Systems, Inc. effective December 31, 2001.

    The Company issued a press release on January 7, 2002 announcing the new strategic alliance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c) EXHIBITS

  99.1 Press Release dated January 7, 2002.

SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAVANT INC.
Date: January 7, 2002	/s/ WAYNE P. YETTER Wayne P. Yetter Chief Executive Officer

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE